Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Doane Pet Care Company (the “Company”) on Form 10-K for the year ended January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Douglas J. Cahill, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DOUGLAS J. CAHILL Douglas J. Cahill
President and Chief Executive Officer
Doane Pet Care Company
March 11, 2004